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                          CERTIFICATE OF INCORPORATION

                                       OF

                             ART MERGER CORPORATION

                                     * * * *

     FIRST:  The name of the Corporation is ART Merger Corporation.

     SECOND: The address of its registered office in the State of Delaware is 1013 Centre Road, City of Wilmington, Delaware, 19805, County of New Castle.
The name of the registered agent at such address is Corporation Service Company.

     THIRD: The purpose of the Corporation is to engage in any lawful act or activity for which Corporations may be organized under the General Corporation Law of the State of Delaware.

     FOURTH: The aggregate number of shares of capital stock which the Corporation shall be authorized to issue shall be One Thousand (1000) shares Common Stock at $.001 par value per share (the "Common Stock"). Holders of capital stock shall have no pre-emptive rights with respect to any authorized but unissued shares of Common Stock.

     FIFTH:  The name and mailing address of the incorporator is as follows:

               Todd A. Matthias
               Hahn & Hessen LLP
               350 Fifth Avenue
               New York, New York 10118-0075

     SIXTH:    The Board of Directors is expressly authorized to make, alter or repeal the By-Laws of the Corporation.

     SEVENTH: Elections of directors need not be by written ballot unless the By-Laws of the Corporation shall so provide.

     EIGHTH:   The Corporation is to have perpetual existence.

     NINTH: The books of the Corporation may be kept (subject to any provision contained in the statutes) outside the State of Delaware at such place or places as may be designated from time to time by the Board of Directors or in the By-Laws of the Corporation.

     TENTH: The personal liability of the directors of the Corporation is hereby eliminated to the fullest extent permitted by the provisions of paragraph
(7) of subsection (b) of Section 102 of the General Corporation Law of the State of Delaware, as the same may be amended and supplemented. No amendment or repeal of this Article TENTH shall apply to or have any effect on the liability or alleged liability of any director of this Corporation for or



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with respect to any acts or omissions of such director occurring prior to such amendment or repeal.

     ELEVENTH: The Corporation shall, to the fullest extent permitted by the provisions of Section 145 of the General Corporation Law of the State of Delaware, as the same may be amended and supplemented, indemnify, and upon request advance expenses to, any and all persons who is or was a party or is threatened to be made a party to any threatened, pending or completed action, suit, proceeding or claim, whether civil, criminal, administrative or investigative, by reason of the fact that such person is or was or has agreed to be a director or officer of this Corporation or while a director or officer is or was serving at the request of this Corporation as a director, officer, partner, trustee, employee or agent of any corporation, partnership, joint venture, trust or other enterprise, including service with respect to employee benefit plans, from and against any and all of the expenses, liabilities, or other matters referred to in or covered by said section (including without limitation attorneys fees and expenses); PROVIDED, HOWEVER, that the foregoing shall not require this Corporation to indemnify or advance expenses to any person in connection with any action, suit, proceeding, claim or counterclaim initiated by or on behalf of such person other than solely to enforce rights under this ARTICLE ELEVENTH. The indemnification provided for herein shall not be deemed exclusive of any other rights to which those indemnified may be entitled under any Bylaw, agreement, vote of stockholders or disinterested directors or otherwise, both as to action in his official capacity and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be a director, officer, employee, or agent and shall inure to the benefit of the heirs, executors, and administrators of such a person. Any person seeking indemnification under this Article ELEVENTH shall be deemed to have met the standard of conduct required for such indemnification unless the contrary shall be established by a court of competent jurisdiction. Any repeal or modification of the foregoing provisions of this Article ELEVENTH shall not adversely affect any right or protection of a director or officer of the Corporation with respect to any acts or omissions of such director or officer occurring prior to such repeal or modification.

     IN WITNESS WHEREOF, the undersigned, being the incorporator hereinbefore named, for the purposes of forming a corporation pursuant to the General Corporation Law of Delaware, does make this certificate, hereby declaring and certifying that it is his act and deed and that the facts herein stated are true, and accordingly has set his hand this ____ day of June, 1996.



                                             _____________________________
                                              Todd A. Matthias

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